UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  March 4, 2003


      ___AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP___
   (Exact Name of Registrant as Specified in its Charter)

      __________________State of Delaware______________
      (State or other Jurisdiction of Incorporation or
                        Organization)




     ____0-14089________              __93-0926134__
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


 _____1300 Minnesota World Trade Center, St. Paul, Minnesota 55101_____
          (Address of Principal Executive Offices)


        _______________(651) 227-7333_______________
    (Registrant's telephone number, including area code)


 ___________________________________________________________
    (Former name or former address, if changed since last
                           report)



Item 2.   Acquisition or Disposition of Assets.

       On March 4, 2003, the Partnership sold a Children's World daycare center in West Chester, Ohio, to Wibberley Enterprises Limited, an unrelated third party. The
Partnership received net proceeds of approximately $1,225,000 for the property, which resulted in a net gain of approximately $314,000.

Item 7.   Financial Statements and Exhibits.

        (a) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the property on January 1, 2001, the Partnership's Investments in Real Estate would have been reduced by $964,209 and its Current Assets
             (cash) would have increased by approximately $1,225,000 and Partner's Capital would have increased by $260,791.

             The Total Income for the Partnership would have decreased from $620,249 to $527,087 for the year ended December 31, 2001, and from $398,984 to $329,112 for the nine months ended September 30, 2002 if the Partnership had not owned the property during the periods.

             Depreciation  Expense would have  decreased  by
             $23,968   and  $17,976  for  the   year   ended
             December  31,  2001 and the nine  months  ended
             September 30, 2002, respectively.

             Partnership Administration and Property Management Expense would have decreased by $1,235 and $906 for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

             The net effect of these pro forma adjustments would have caused Net Income (Loss) to decrease from $390,170 to $322,211 and from
             $23,195   to   $(27,795),  which   would   have
             resulted in Net Income (Loss) of $42.07 and $(3.75) per Limited Partnership Unit outstanding for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

        (b) Exhibits

                     Exhibit   10.1  -  Purchase   Agreement
                     dated  February  3,  2003  between  the
                     Partnership  and Wibberley  Enterprises
                     Limited  relating to  the  property  at
                     7236   Tylers  Corner,  West   Chester,
                     Ohio.

                         SIGNATURES

        Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP

                               By:  AEI Fund Management  86-A, Inc.
                                 Its:  Managing Member


Date:  March 6, 2003          _/s/ Patrick W. Keene_________
                              By:  Patrick W. Keene
                                 Its Chief Financial Officer